GUARANTY AND PLEDGE AGREEMENT

GUARANTY AND PLEDGE AGREEMENT (this “Agreement”), dated as of March 29, 2013, by and among XZERES Corp., a Nevada corporation (the “Pledgor”), XZERES Energy Services Corp., a Nevada corporation and XZERES Wind Europe Limited., a corporation organized under the laws of the Republic of Ireland, and any and all Additional Guarantors who may become party to this Agreement (XZERES Energy Services Corp. and XZERES Wind Europe Limited., and such Additional Guarantors are hereinafter referred to each as a “Guarantor” and collectively as the “Guarantors”),and Hanover Holdings I, LLC (the “Pledgee”) as Lender under the Revolving Credit Agreement dated as of August 1, 2012 (as same may be amended, modified, supplemented and/or restated from time to time, the “Loan Agreement”) by and between the Pledgor and the Secured Party.

STATEMENT OF PURPOSE

Pledgor and the Guarantors (collectively, the “Debtors”) have entered into (a) an Amended and restated Collateral Agreement (the “Amended Collateral Agreement”) and (b) a Collateral Assignment of Intellectual Property Agreement (the “Collateral Assignment”) each of even date to secure their obligations pursuant to the Loan Agreement and the other Loan Documents, upon the terms and subject to the conditions set forth therein.

It is a condition precedent to Secured Party to enter into the Amended Collateral Agreement and Collateral Assignment that the Debtors shall have executed and delivered this Guaranty and Pledge Agreement to the Secured Party.

NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, the parties hereby agree as follows:

1.                  Guaranty; Grant of Security Interest. Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Pledgee, its successors, endorsees, transferees and assigns the due and punctual performance and payment of the Obligations owing to the Pledgee, its successors, endorsees, transferees or assigns when due, all at the time and place and in the amount and manner prescribed in, and otherwise in accordance with, the Loan Documents, regardless of any defense or set-off counterclaim, which Pledgor, or any other person may have or assert, and regardless of whether or not the Pledgee or anyone on behalf of the Pledgee shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against Pledgor or any other person to compel any such performance or observance or to collect all or part of any such amount, either pursuant to the provisions of the Loan Documents or at law or in equity, and regardless of any other condition or contingency. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, The guarantorS’ respective and individual obligations to the Pledgee under this Agreement shall continue in the event that the Collateral pledged for the Obligations set forth herein is insufficient to satisfy such Obligations.

1

To this end, each Debtor hereby grants, pledges and collaterally assigns to the Pledgee a security interest in all of such Debtor’s right, title and interest in all the Collateral referenced herein or in any other Loan Document, now owned or at any time hereafter acquired by such Debtor or in which such Debtor now has or at any time in the future may acquire any right, title or interest, and wherever located or deemed located as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

2.                  Waiver of Demand. Each Debtor whether individually or severally hereby unconditionally: (a) waives any requirement that the Pledgee, in the event of a breach in any material respect by the Debtors of any of its representations or warranties in the Loan Documents, first make demand upon, or seek to enforce remedies against, Pledgor or any other person before demanding payment of enforcement hereunder; (b) covenants that this Agreement will not be discharged except by complete performance of all the Obligations specifically provided for or contemplated herein; (c) agrees that this Agreement shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by, any invalidity, irregularity or unenforceability in whole or in part of the Loan Documents or any limitation on the liability of Pledgor thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; and (d) waives diligence, presentment and protest with respect to, and notice of default in the performance or payment of any Obligation by Pledgor under or in connection with the Loan Documents.

3.                  Release. The obligations, covenants, agreements and duties of the Debtors hereunder shall not be released, affected or impaired by any assignment or transfer, in whole or in part, of the Loan Documents or any Obligation, although made without notice to or the consent of the Debtors, or any waiver by the Pledgee, or by any other person, of the performance or observance by Pledgor, or any other Debtor of any of the agreements, covenants, terms or conditions contained in the Loan Documents, or any indulgence in or the extension of the time or renewal thereof, or the modification or amendment (whether material or otherwise), or the voluntary or involuntary liquidation, sale or other disposition of all or any portion of the stock or assets of Pledgor or any other Debtor, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting Pledgor or any other Debtor or any assets of Pledgor or any other Debtor, or the release of any property from any security for any Obligation, or the impairment of any such property or security, or the release or discharge of Pledgor or any other Debtor from the performance or observance of any agreement, covenant, term or condition contained in or arising out of the Loan Documents by operation of law, or the merger or consolidation of Pledgor, or any other cause, whether similar or dissimilar to the foregoing.

4.                  Subrogation.

(a)                Unless and until complete performance of all the Obligations hereunder, the Debtors shall not be entitled to exercise any right of subrogation to any of the rights of the Pledgee against Pledgor or any collateral security or guaranty held by the Pledgee for the payment or performance of the Obligations.

2

(b)               In the event that the Debtors shall become obligated to perform or pay any sums hereunder, or in the event that for any reason Pledgor is now or shall hereafter become indebted to any other Pledgor, the amount of such sum shall at all times be subordinate as to lien, time of payment and in all other respects, to the amounts owing to the Pledgee under the Loan Documents and the Debtors shall not enforce or receive payment thereof until all Obligations due to the Pledgee under the Loan Documents have been performed or paid. Nothing herein contained is intended or shall be construed to give to the Debtors any right of subrogation in or under the Loan Documents, or any right to participate in any way therein, or in any right, title or interest in the assets of the Pledgee.

5.                  Security. As collateral security for the punctual payment and performance, when due, by Pledgor or any other Debtor of all the Obligations, the Debtors hereby pledges with, hypothecates, transfers and assigns to the Pledgee all of capital stock of each subsidiary of Pledgor (whether currently in existence of hereinafter organized) (collectively, the “Pledged Assets”) and all proceeds, shares and other securities received, receivable or otherwise distributed in respect of or in exchange for the Pledged Assets, including, without limitation, any shares and other securities into which such Pledged Assets may be convertible or exchangeable and any dividends or other distributions in connection therewith (collectively, the “Additional Collateral” and together with the Pledged Assets, the “Collateral”). Simultaneously herewith, the Debtors shall deliver to the Pledgee the certificate(s) representing the Pledged Assets, duly authenticated in a manner acceptable to Pledgee, along with a stock transfer power duly executed in blank by the Debtors, to be held by the Pledgee as security. Any Collateral received by the Debtors on or after the date hereof shall be immediately delivered to the Pledgee together with any executed stock powers or other transfer documents requested by the Pledgee, which request may be made at any time prior to the date when the Obligations shall have been paid and otherwise satisfied in full. Each of Pledgor and the Guarantors hereby authorizes Pledgee, at Pledgor’s and the Guarantors’ sole cost and expense, to file one or more financing statements and one or more collateral assignments with the appropriate governmental agency to the end of perfecting and protecting Pledgee’s rights to the Collateral and Additional Collateral.

6.                  Voting Power, Dividends, Etc. and other Agreements.

(a)                So long as an Event of Default (as set forth in Section 7 hereof) has not occurred and is not continuing, the Debtors shall be entitled to:

(i)                 Exercise any voting and/or consensual powers pertaining to the Collateral, or any part thereof, for all purposes;

(ii)               Receive and retain dividends, distributions, proceeds paid, or any other tangible or intangible benefits with respect to the Collateral; and

(iii)             Receive the benefits of any income tax deductions available to the Debtors as a shareholder of the Company.

(b)               The Debtors individually or severally agree that they will not sell, assign, transfer, pledge, hypothecate, encumber, or otherwise dispose of the Collateral.

3

(c)                The Debtors jointly and severally agree to pay all costs including all reasonable attorneys’ fees and disbursements incurred by the Pledgee in enforcing this Agreement in accordance with its terms.

7.                  Default and Remedies.

(a)                For the purposes of this Agreement, “Event of Default” shall mean:

(i)                 default in or under any of the Obligations after the expiration, without cure, of any applicable cure period provided under the specified Loan Document;

(ii)               a breach in any material respect by any Debtor of any of its representations, warranties, or covenants in this Agreement; or

(iii)             a breach in any material respect by any Debtor of any its representations, warranties, or covenants in any other Loan Documents.

(b)               the Pledgee shall have the following rights upon any Event of Default:

(i)                 the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (the “UCC”) (as said law may at any time be amended);

(ii)               the right to cause any or all of the Collateral to be transferred to its own name or to the name of its designee and have such transfer recorded in any place or places deemed appropriate by the Pledgee; and

(iii)             the right to sell, at a public or private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the UCC (as such law may be amended from time to time). Upon any such sale the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. The Pledgee shall give the Debtors not less than ten (10) days’ written notice of its intention to make any such sale. Any such sale shall be held at such time or times during ordinary business hours and at such place or places as the Pledgee may fix in the notice of such sale. The Pledgee may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. The Pledgee, however, instead of exercising the power of sale herein conferred upon them, may proceed by a suit or suits at law or

4

in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Debtors having been given due notice of all such action. The Pledgee shall incur no liability as a result of a sale of the Collateral or any part thereof. All proceeds of any such sale, after deducting the reasonable expenses and reasonable attorneys’ fees incurred in connection with such sale, shall be applied in reduction of the Obligations, and the remainder, if any, shall be paid to the Debtors. Notwithstanding anything herein to the contrary, in the event that the Obligations are not satisfied in full by the sale or other disposition of the Collateral, the Debtors shall remain liable for any deficiency.

Each Debtor recognizes that the Pledgee may be unable to effect a public sale of any or all Collateral consisting of securities (“Restricted Securities Collateral”), which have not been registered for resale under the Securities Act of 1933, as amended (the “Securities Act”), by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Restricted Securities Collateral for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

Each Debtor agrees to use its best efforts to do or cause to be done all such other acts and to incur such cost as may be necessary to make such sale or sales of all or any portion of the Restricted Securities Collateral valid and binding and in compliance with any and all other applicable laws. To this end, Pledgee are entitled to require each Pledgor to use its best efforts to cause the applicable issuer of the Restricted Securities Collateral to prepare, file and keep current an effective registration statement under the Securities Act with respect to some or all of the Restricted Securities Collateral.

8.                  Application of Proceeds; Release. The proceeds of any sale or enforcement of or against all or any part of the Collateral, and any other cash or collateral at the time held by the Pledgee hereunder, shall be applied by the Pledgee first to the payment of the reasonable costs of any such sale or enforcement, then to reimburse the Pledgee for any damages, costs or expenses incurred by the Pledgee as a result of an Event of Default or as a result of the administration, construction or enforcement of any of the Loan Documents, then to the payment of the principal amount or stated valued (as applicable) of, and interest or dividends (as applicable) and any other payments due in respect of, the Obligations. The remainder, if any, shall be paid to the Debtors. Notwithstanding anything herein to the contrary, in the event that

5

the Obligations are not satisfied in full by the sale or other disposition of the Collateral, the Debtors shall remain liable for any deficiency. As used in this Agreement, “proceeds” shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of any issuer of securities included in the Collateral.

9.                  Representations, Warranties, and Covenants.

(a)                Each Debtor hereby represents, warrants and covenants to the Pledgee that:

(i)                 such Debtor has full power and authority and legal right to pledge the Collateral to the Pledgee pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Debtor, enforceable in accordance with its terms.

(ii)               the execution, delivery and performance of this Agreement and other instruments contemplated herein will not violate any provision of any order or decree of any court or governmental instrumentality or of any mortgage, indenture, contract or other agreement to which such Debtor is a party or by which such Debtor and the Collateral may be bound, and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of such Debtor’s properties pursuant to the provisions of such mortgage, indenture, contract or other agreement.

(iii)             each of the Debtors is the sole record and beneficial owner of all of the Pledged Assets or the Debtors, to the extent that any of the Pledged Assets are owned severally are together the sole record and beneficial owners of such Pledged Assets;

(iv)             such Debtor, as applicable, owns the Collateral free and clear of all Liens;

(v)               the security interests granted pursuant to this Agreement (A) constitute valid security interests in all of the Collateral in favor of Pledgee, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of such Debtor and any Persons purporting to purchase any Collateral from such Debtor, and (B) are prior to all other Liens on the Collateral in existence on the date hereof. The security interests will be perfected first priority security interests in all Collateral in which a security interest can be perfected by means of filing; and upon delivery to Pledgee of the certificates representing the Collateral consisting of certificated securities, the security interests will be perfected first priority security interests in such Collateral; and

(vi)             In the event Pledgee feels insecure with respect to the Collateral, the financial condition or business prospects of one or more of the Debtors, or as to whether one or more of the Debtors will duly perform its obligations under the Loan Documents, then Pledgee may demand that one or

6

more of the Debtors provide additional Collateral hereunder and the affected Debtors shall immediately comply with Pledgee’ demand therefor.

10.              No Waiver; No Election of Remedies. No failure on the part of the Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgee of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law. In addition, the exercise of any right or remedy of the Pledgee at law or equity or under this Agreement or any of the documents shall not be deemed to be an election of Pledgee’s rights or remedies under such documents or at law or equity.

11.              Termination. This Agreement shall terminate on the date on which all Obligations have been performed, satisfied, paid or discharged in full.

12.              Further Assurances. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents, including, without limitation, one or more financing statements, assignments and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement.

13.              Miscellaneous. Article VII Miscellaneous, of the Loan Agreement is incorporated herein by this reference as if fully set forth in this Agreement.

14.              Intercreditor Agreement. The parties hereto acknowledge and agree that the terms and provisions of this Agreement and the other Loan Documents are subject and subordinate, as applicable, to the terms and provisions of that certain intercreditor and subordination Agreement, dated as of March __, 2013, by and among Hanover Holdings I, LLC, the Grantors, and Renewable Power Resources, LLC.

[Signature page(s) start on the following page]

7

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty and Pledge Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

Pledgee:

Hanover Holdings I, LLC

By:

Name: Joshua Sason

Title: Chief Executive Officer

[Signatures Continued on following page]

8

Debtors:

XZERES Energy Services Corp.

By: /s/ Frank Greco
Name: Frank Greco
Title: Chief Executive Officer

Assets subject to this pledge: all of Debtor’s right, title, and interest in and to XZERES Corp.

XZERES Wind Europe Limited.

By: /s/ Frank Greco
Name: Frank Greco
Title: Chief Executive Officer

Assets subject to this pledge: all of Debtor’s right, title, and interest in and to XZERES Corp.

XZERES Corp.

By: /s/ Frank Greco
Name:Frank Greco
Title: Chief Executive Officer

Assets subject to this pledge: all of Pledgor’s right, title, and interest in and to the common stock of

XZERES Energy Services Corp. and XZERES Wind Europe Limited.

9